UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

Nova Vision Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40713	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Havelock Road, #07-12 Singapore, 059763	098368
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 87183000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, one Redeemable Warrant entitling the holder to purchase one half of an Ordinary Share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	NOVVU	NASDAQ Capital Market
Ordinary Shares	NOVV	NASDAQ Capital Market
Warrants	NOVVW	NASDAQ Capital Market
Rights	NOVVW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its shareholders at the Annual Meeting of Shareholders on August 6, 2024 (the “Meeting”), Nova Vision Acquisition Corp. (the “Company” or “Nova”) entered into an amendment (the “Trust Amendment”) to the investment management trust agreement, dated August 5, 2021, as amended, with American Stock Transfer & Trust Company (now known as Equiniti Trust Company, LLC) on August 6, 2024. Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination six (6) times for an additional one (1) month each time from August 10, 2024, to February 10, 2025, by depositing the lesser of (a) $15,000 and (b) an aggregate amount that equals to $0.03 multiplied by the number of issued and outstanding Company ordinary shares issued in the IPO (the “Public Shares”) that have not been redeemed for each one-month extension.

On August 6, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of $6,301.56 (the “Note”) to Nova Pulsar Holdings Limited, the Company’s initial public offering sponsor (“Sponsor”) in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination. The Note does not bear interest and matures upon the closing of a business combination by the Company. In addition, the Note may be converted by the holder into units of the Company identical to the units issued in the Company’s initial public offering at a price of $10.00 per unit.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Meeting on August 6, 2024, the Company filed an amended and restated memorandum and articles of association on August 8, 2024 (the “Charter Amendment”), giving the Company the right to extend the date by which it has to complete a business combination up to six (6) times for an additional one (1) month each time from August 10, 2024, to February 10, 2025, by depositing the lesser of (a) $15,000 and (b) an aggregate amount that equals to $0.03 multiplied by the number of issued and outstanding Public Shares that have not been redeemed for each one-month extension.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 6, 2024, the Company held the Meeting. On July 15, 2024, the record date for the Meeting, there were 3,318,297 ordinary shares of the Company entitled to be voted at the Meeting, 80.48% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of Company shareholders at the Meeting are as follows:

1. Charter Amendment

Shareholders approved the proposal to amend the Company’s amended and restated memorandum and articles of association, giving the Company the right to extend the date by which it has to complete a business combination six (6) times for an additional one (1) month each time from August 10, 2024 to February 10, 2025. Approval of the Charter Amendment required the majority of the votes of the shares which were present in person or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,670,561	150	0	0

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2. Trust Amendment

Shareholders approved the proposal to amend the Company’s investment management trust agreement, dated August 5, 2021, as amended, by and between the Company and American Stock Transfer & Trust Company (now known as Equiniti Trust Company, LLC) to allow the Company to extend the time it has to complete a business combination six (6) times for an additional one (1) month each time from August 10, 2024 to February 10, 2025 by depositing into the trust account the lesser of (a) $15,000 and (b) an aggregate amount that equals to $0.03 multiplied by the number of issued and outstanding Public Share that have not been redeemed for each one-month extension. Adoption of the amendment required approval by the affirmative vote of holders of at least 50% of the outstanding shares present is required to approve the Trust Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,670,561	150	0	0

3. Election of Directors

Shareholders elected all of the five nominees for directors to serve until the next annual meeting of shareholders. The voting results were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Eric Ping Hang Wong	2,670,711	0	0
Wing-Ho Ngan	2,670,711	0	0
Tin Lun Brian Cheng	2,670,711	0	0
Philip Richard Herbert	2,670,711	0	0
Chun Fung Horace Ma	2,670,561	150	0

Item 8.01. Other Events.

In connection with the shareholders vote at the Meeting, 1,340,245 ordinary shares were tendered for redemption. On August 6, 2024, the Company made a deposit to the trust account as provided above and extended the amount of time it has available to complete a business combination from August 10, 2024 to September 10, 2024. Following such redemptions and the deposit of the extension payment described above, the amount of funds remaining in the trust account is approximately $2.6 million.

The Company issued the press release filed herewith on August 12, 2024, which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Amended and restated memorandum and articles of association of Nova Vision Acquisition Corp., adopted by shareholders of the Company on August 6, 2024 and filed with the BVI Registry of Corporate Affairs on August 8, 2024
10.1	Amendment to the investment management trust agreement, dated as of August 6, 2024, with Equiniti Trust Company, LLC
10.2	Promissory Note dated August 6, 2024
99.1	Press Release dated August 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nova Vision Acquisition Corp.

Dated: August 12, 2024	/s/ Eric Ping Hang Wong
Eric Ping Hang Wong
Chief Executive Officer and Chief Financial Officer

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